UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period:  April 30, 2019

Item 1. Report to Stockholders.

Rareview Longevity Income Generation Fund

Institutional Class – RVIGX
Retail Class – RLIGX

Semi-Annual Report

April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.rareviewfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-RVFUNDS (888-783-8637) or by sending an email request to info@rareviewfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-RVFUNDS (888-783-8637) or send an email request to info@rareviewfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Rareview Longevity Income Generation Fund

June 28, 2019

Dear Shareholder,

The period can be divided into two market environments: Treacherous and Recovery.

Treacherous – November 1, 2018 to December 24, 2018:

Since the Federal Reserve (“Fed”) moved into a more deliberate tightening campaign in late 2017, there has been a rolling bear market across regions, asset classes, and the corporate capital structure. The list of casualties or “pop-up” thunderstorms in both the weakest and strongest links in the capital markets is noteworthy.

Heading into November 2018, for the first time since 1990, as measured by the primary benchmarks, both global equities (MSCI ACWI Index) and global bonds (Bloomberg Barclays Global-Aggregate Total Return Index), were down on the year. Also, more than 90% of asset classes had negative total returns in US dollar terms for the year, the highest share since 1901. Such a high percentage is typically only seen in financial or debt crises.

We believed the Fed had surpassed the neutral stance of policy last summer and reached the point where further monetary tightening would negatively impact the financial sector.

Despite what asset prices were signaling for a while, for the ninth time this cycle, the Fed raised interest rates again in December 2018.

In anticipation and response to that further restrictive policy, the stock market, as measured by the S&P 500, had the worst December performance since the Great Depression in 1931. At one point during the month, the S&P 500 fell approximately 16% and met the technical definition of entering a bear market after falling 20% from the all-time high in September 2018. Ultimately, the S&P 500 closed -9.18% in December and -6.24% in 2018.

At the same time, credit markets froze in December. For almost six weeks, there was no new investment grade bond issuance in the capital markets.

Considering this extraordinary period of US monetary and fiscal policy and the long list of casualties across capital markets, the worst in the past century, we believe the Fund held up well on both an absolute and relative basis.

Recovery – December 24, 2018 to April 30, 2019:

Shortly before Christmas, investors received welcome relief – that was, the Fed may be done raising interest rates for this cycle.

The stock market bottomed the day before Christmas and from December 25, 2018 to April 30, 2019, in an unabated way, the S&P 500 appreciated approximately 26%, including making a new all-time high at the end of April.

The credit market normalized in January of this year and fixed income volatility subsided to a record low.

The market began to believe that the Fed did not make a policy mistake last year and was not currently restrictive. Said differently, the market believed the Fed successfully transitioned to an extended pause from a hiking cycle.

We did not share this view because no central bank in history has ever “got it just right” regarding the correct timing to end an interest rate hiking cycle.

Metaphorically, the Fed was attempting to land a fighter jet going Mach 2 (i.e., $2 trillion of fiscal stimulus) on an aircraft carrier going twice as fast (i.e., 10-years of Quantitative Easing). Landing on an aircraft carrier normally is

Rareview Longevity Income Generation Fund

a very difficult task. Doing it where both transportation mechanisms are going twice as fast is reserved for characters in Greek mythology.

The evidence of a policy mistake is indisputable if you believe that price is the voting machine that never lies. This concept – that is, price – should be the only input that matters regarding whether you believe the Fed made a mistake or not.

In March, our view began to take shape – the fixed income market, for the first time, started to price in interest rate cuts to undo the over-tightening of Fed policy.

As a yardstick, on average, following the last interest rate hike, the Fed historically cuts interest rates 182 days later. The Fed has cut as soon as five months and as long as 14 months after the last rate hike.

So, if history is a guide, and the last hike was in December 2018, the first cut should be in June 2019.

For us, the truth lies somewhere in the middle. Therefore, we are using September, or nine months, as the fulcrum point for portfolio construction.

Looking forward to December 2019, the US Treasury market is currently priced for the Fed to cut interest rates one to two times in 25-basis point increments.

We believe the bond market is underpricing the cutting cycle. For example, regarding how much the Fed will cut interest rates, it is no longer about “if” the Fed cuts, it is about “how many” times they cut.

History provides evidence those “cuts” will be as much as 75 basis points or more. While it is common practice for the Fed to raise interest rates by 25 basis points at a time, it is equally as rare for them to cut by 25 basis points at a time.

Therefore, it is probable that the first interest rate cut could be 50 basis points, or 25 basis point cuts could happen in rapid succession. For example, the Fed could cut interest rates by a total of 150-200 basis at four meetings in a row. The difference between the hiking cycle and now is with a press conference at every Federal Open Market Committee (“FOMC”) meeting, not just quarterly when forward guidance existed, is that the 150-200 basis points of cuts could also occur in a short-time span – i.e., six to 12 months.

Also, it is prudent to model increased probabilities for an inter-meeting interest rate cut in case there is an exogenous shock. For example, in all easing cycles going back to 1980, the Fed cut interest rates in between meetings in response to surprise market turmoil or even individual economic reports – Global Financial Crisis, Dot.com blow-up, Long-Term Capital Management, etc.

Overall, the U-turn the Fed took in January is not enough to reverse the policy mistake made last year. It takes six to nine months for the last rate hike to filter into the system. If you add in “Quantitative Tightening” of $600 billion this year and last year, the Fed is still “tight” under the surface despite market interest rates falling.

So, what is next for your investment?

Asset Allocation: We believe it remains prudent to hold less risky credit and equity strategies for this environment. With the Fed entering an easing campaign, we want to hold assets that are the first derivative of lower policy and interest rates. Specifically, we believe a defensive strategy of municipal and mortgage bonds is warranted. By the end of April and early May, we received numerous signals that the US economy would be entering the “downturn” phase of an economic cycle.

Rareview Longevity Income Generation Fund

At the same time, we believe that including assets that have positive carry in a portfolio should benefit from the Fed’s hiking cycle being over, and profit from the downward bias in yields over the next 18 months.

Credit: A modest amount of tactical credit risk can be employed at the current time due to high absolute yield levels. However, credit strategies will be more tilted towards high quality in the US and abroad, which should benefit from lower US interest rates and where spreads remain modestly cheap on an absolute basis. We are mindful that the bulk of credit spread widening in a cycle happens from the point when the Fed finishes raising interest rates until it is deep into a rate-cutting cycle. Why? Because that is when growth expectations are typically rolling over, and recession risks are rising fastest.

Equities: At the end of the April, equity markets discounted a high amount of earnings recovery for the remainder of the year and into next, as well as increasing the P/E ratio by more than four times. The risk-to-reward for the intermediate-term remains tilted negatively for the balance of the year. We expect corporate earnings growth to slow as it lacks any tailwind. As a result, we believe risky assets are vulnerable to a pronounced downside scenario, including a bear market.

We continue to favor equity overwrite strategies in a small part of the portfolio due to the elevated level of volatility as they have offered a distribution yield in the high single, and low double-digits with a reduced beta to the S&P 500. In general, any equity beta will be very underweight.

Municipal Bonds: With the path of monetary policy tilted towards lower interest rates, we believe closed-end funds (“CEF”) that invest in government-backed securities have the potential for a significantly above average return profile over the next 12 months. The sector that should benefit most is municipal bonds. Simply, if leverage costs decline and distribution rates increase, there is the potential for substantial discount tightening in addition to price appreciation. In aggregate, discounts in the municipal bond CEF universe remain in the top 10% of history and should reprice as leverage costs are lowered. Therefore, if the Fed were to cut interest rates by 75-100 basis points over the next 12 months, we believe the total returns on a risk-adjusted and absolute basis would be extremely compelling.

Mortgage-backed Securities (MBS): Because concern remains over principal loss, albeit to a lesser degree at this latter stage of the cycle, we believe an allocation to mortgage-backed securities (MBS) closed-end funds is reasonable. Historically, MBS have lower duration than other investment grade bond sectors, lower volatility than other investment grade bond sectors, higher yields than US Treasuries, and lower correlations to equities than corporate credit.

Mortgage REIT’s: We believe that agency mortgage REIT’s (“mREIT’s”) may offer compelling total returns over the course of a Fed easing cycle. Because mREIT’s use leverage – between 5 to 9 times – to purchase a basket of mortgage securities, as their leverage costs decline and the US yield curve steepens, their distribution rates will increase due to widening net interest spreads, and at the same time that they will likely experience principal gains from overall yields declining.

Collectively, we believe that the potential for mREIT’s to generate a high amount of total return over the next year is significant. For a product with a historical volatility of ~13, the risk-adjusted return potential is, in our view, one of the best in the public markets.

Like closed-end funds (CEFs), mREIT’s use leverage, have high distribution yields, and trade at a discount or premium to their book value. Taking a similar tactical trading approach to mREIT’s that you do in the CEF market can potentially generate positive alpha over time if you are able to capture the change in share price relative to book value.

Rareview Longevity Income Generation Fund

Emerging Market Debt: in our latest annual shareholder letter, we said that in preparation for when the Fed stops its hiking cycle, and having been largely underweight exposure since last spring, we believed it was timely to moderately increase emerging market exposure, albeit slowly and with a specific focus on local currency debt. We wanted to have a toe in the water when the US dollar weakens.

Unfortunately, the escalation of the US-China trade war in May negated this view. To collect the high yield, which is the highest of any sector, it is prudent to hedge out the currency exposure for local-currency debt.

That said, hard-currency debt remains a favorable asset class to obtain high-income exposure. Hard-currency debt credit spreads remain in the 61st percentile and in aggregate will likely benefit from lower US Treasury yields.

In conclusion, we believe investors should be overweight income-oriented assets in a falling interest rate environment. We believe that a rare opportunity has emerged for closed-end fund strategies over the next 12 to 24 months, one that is witnessed perhaps once a decade. Broad discounts are currently very wide and should narrow as the Fed cuts interest rates.

We continue to invest your assets in a diversified portfolio of income-bearing assets with an emphasis on municipal and mortgage bond closed-end fund strategies. Along the way, we seek to capture inefficiencies in the closed-end fund marketplace, the only product that has three potential return streams: high-income distribution, discount-to-NAV capture, and share price appreciation.

For periodic commentary on the closed-end fund marketplace and other relevant topics, please visit the Adviser’s website at www.rareviewcapital.com.

Should you have questions about your account or require assistance, please visit the Fund’s website at www.rareviewfunds.com, or call our customer service team at 1-888-783-8637.

We value your trust and confidence in the Fund and thank you for your investment.

Sincerely,

Neil Azous
Chief Investment Officer
Rareview Capital LLC

This letter reflects our analysis and opinions as of June 28, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible

Rareview Longevity Income Generation Fund

illiquidity and default, as well as increased susceptibility to adverse economic developments. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAVs. When the Fund purchases shares of a closed end fund at a discount to its NAV, there can be no assurance that the discount will decrease.

A fund’s distribution yield is the most recently announced dividend amount, annualized based on the payment frequency, then divided by the last price. The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth. Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Beta is a measure of the volatility, or systematic risk, of a security or a portfolio, in comparison to the market as a whole. The Standard & Poor’s 500, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices. The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The MSCI ACWI Index is a free-float weighted equity index that captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 2,852 constituents, the index covers approximately 85% of the global investable equity opportunity set. Discount-to-NAV: A pricing situation that occurs with a closed-end mutual fund when its market price is currently lower than the net asset value of its components. Alpha: A risk-adjusted measure of an investment’s excess return relative to a benchmark. Basis Point: One hundredth of one percent, used chiefly in expressing differences of interest rates. Price-to-Earnings Ratio: The price-earnings ratio, also known as P/E ratio, P/E, or PER, is the ratio of a company’s share price to the company’s earnings per share. The ratio is used for valuing companies and to find out whether they are overvalued or undervalued. Book Value: The value of a security or asset as entered in a company’s books.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Schedule of Investments section of this report.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Rareview Longevity Income Generation Fund is distributed by Quasar Distributors, LLC. Quasar is affiliated with U.S. Bank, N.A. and U.S. Bank Global Fund Services, LLC.

Rareview Longevity Income Generation Fund

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

Overall: The Fund modestly outperformed despite closed-end fund discounts widening dramatically at the end of the 2018 calendar year, although moderate tightening in 2019 was a benefit. In aggregate, closed-end fund discounts were a drag on performance throughout the period. The Fund’s heavier weighting towards defensive fixed income assets benefited performance. The Fund’s risk overlay strategy generated positive performance.

Fixed Income: A lower allocation to high yield and higher allocation to emerging markets, US investment grade, mortgage bonds, and municipal bonds relative to the benchmark generated positive performance. In general, all fixed income assets rose over the period.

Equities: The Fund’s equity holdings outperformed the S&P 500 due to the preference for REIT’s and utilities. However, a general underweight to equities relative to the benchmark modestly detracted from performance relative to the benchmark. Interest rate sensitive equities and alternative sources of income (i.e., REIT, preferred, etc.) generated strong positive performance, greater than the benchmark.

Derivatives: During the period, the Fund held derivatives, including futures and options, which were utilized to manage the portfolio’s exposures and mitigate risk during market distress. Derivatives were actively used to mitigate interest rate, equity, and currency risks. Overall, the use of derivatives on a systematic and discretionary basis substantially contributed to performance.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2019?

Asset Allocation: Entering the period, our core short- and intermediate-term projected returns recommended a defensive portfolio construction. However, by the third week of December, risk asset prices had declined enough, and numerous extreme technical oversold readings were observed, causing us to deploy cash back into risky asset classes. Towards the end of the period, equity prices became more fully valued, causing us to incrementally pare back equity-related exposure. To end the period, the Fund’s fixed income holdings are in the bottom half and the equity holdings are at the higher half of their allocation bands. Cash was held in the second quartile of its range.

Closed-End Fund Positioning: The discounts of the closed-end funds held in the Fund at the beginning of the period were either wider than during the 2008 Global Financial Crisis or at their widest point of this cycle. This is indicative of the general negative sentiment towards both risky and defensive fixed income assets.

However, extreme tax-loss related selling towards the end of the 2018 calendar year prompted us to seek out the funds that had the widest relative discounts, regardless of their asset class, as all CEF’s were being sold to equal degrees despite their underlying NAV performance.

By the end of the period many of these CEF’s had seen their discounts close and prompted us to liquidate these securities or find replacements if possible.

Cash: The cash constraints in our asset allocation are 0 to 24%. Due to the underlying leverage in closed-end funds, which is about 1.25x on average, if needed, we can neutralize the entire leverage to reduce the overall portfolio exposure. The Fund’s cash position averaged 17.0% during the period. The cash balance at the end of the period was 14.06%. The higher cash balance at the end of the period was primarily due to the recent liquidation of a top-10 holding that had reached its price target and had yet to be reinvested.

Rareview Longevity Income Generation Fund

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The Fund’s investment strategy is to purchase closed-end funds (CEFs) that invest across a diversified group of asset classes. Typical securities will include municipal bonds, investment-grade corporate bonds, high-yield corporate bonds, leveraged loans, emerging-market bonds, convertible debt securities, preferred stocks, US equities, non-US equities, emerging market equities, utility stocks, Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”). Normally, fixed-income securities will represent 60% or more of the Fund’s assets.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

Cumulative Returns Through April 30, 2019
Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of April 30, 2019

	Six Months(1)	One Year	Since Inception(2)
Rareview Longevity Income Generation Fund (Institutional)	7.20%	6.71%	6.11%
Rareview Longevity Income Generation Fund (Retail)	7.10%	6.47%	5.91%
Morningstar Multi-Asset High Income Index(3)	6.76%	5.57%	5.56%

(1)	Cumulative return.
(2)	November 1, 2016.
(3)
The Morningstar Multi-Asset High Income Index is broadly diversified and seeks to deliver a high level of current income while maintaining long-term capital appreciation. It consists of a comprehensive set of ETFs that collectively target equity, fixed-income and alternative income sources. The Fund compares its performance in this annual report to the Morningstar Multi-Asset High Income Index.

Returns for periods greater than one year are average annual total returns.

Rareview Longevity Income Generation Fund

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 1-888-783-8637. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Rareview Longevity Income Generation Fund

Investment Vehicle Allocation(1) (% of Net Assets) (Unaudited)
April 30, 2019

(1)
Data expressed as a percentage of net assets as of April 30, 2019.  Data expressed excludes written options and open futures. Please refer to the Schedule of Investments, Schedule of Written Options and Schedule of Open Futures Contracts for more details on the Fund’s individual holdings.

*	Amount calculated is less than 0.5%.

Asset Class Allocation(2) (% of Investments) (Unaudited)
April 30, 2019

(2)
Data expressed as a percentage of investments, at value, as of April 30, 2019.  Please refer to the Schedule of Investments, Schedule of Written Options and Schedule of Open Futures Contracts for more details on the Fund’s individual holdings.

Rareview Longevity Income Generation Fund

Expense Example (Unaudited)
April 30, 2019

As a shareholder of Rareview Longevity Income Generation Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net
	Expense Ratio	Beginning Account	Ending Account	Expenses Paid During
	(4/30/19)	Value (11/1/18)	Value (4/30/19)	Period (11/1/18 – 4/30/19)(1)
Institutional Class
Actual Expenses(2)	1.80%	$1,000.00	$1,072.00	$ 9.25
Hypothetical Example for
Comparison Purposes
(5% return before expenses)	1.80%	$1,000.00	$1,015.87	$ 9.00
Retail Class
Actual Expenses(2)	2.06%	$1,000.00	$1,071.00	$10.58
Hypothetical Example for
Comparison Purposes
(5% return before expenses)	2.06%	$1,000.00	$1,014.58	$10.29

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the six-month period.
(2)	Based on the actual returns for the six-month period ended April 30, 2019 of 7.20% and 7.10% for Institutional Class and Retail Class, respectively.

Rareview Longevity Income Generation Fund

Schedule of Investments (Unaudited)
April 30, 2019

	Shares	Value
CLOSED-END FUNDS – 68.79%
Aberdeen Asia-Pacific Income Fund, Inc.	269,849	$1,111,778
Aberdeen Global Premier Properties Fund	81,870	488,764
Aberdeen Total Dynamic Dividend Fund	43,416	369,904
AllianzGI Equity & Convertible Income Fund	3,461	76,177
BlackRock Corporate High Yield Fund, Inc.	69,605	736,421
BlackRock Credit Allocation Income Trust	70,615	895,398
BlackRock Debt Strategies Fund, Inc.	83,165	901,509
BlackRock Enhanced Equity Dividend Trust	23,406	205,739
BlackRock Income Trust, Inc.	40,298	239,370
BlackRock Investment Quality Municipal Trust, Inc.	28,766	411,641
BlackRock MuniVest Fund, Inc.	79,619	709,405
CBRE Clarion Global Real Estate Income Fund	54,155	400,205
Cohen & Steers Quality Income Realty Fund, Inc.	38,901	511,937
DoubleLine Opportunistic Credit Fund	27,481	549,620
Dreyfus Strategic Municipals, Inc.	66,866	536,934
Eaton Vance Municipal Income Trust	14,614	177,560
Invesco Pennsylvania Value Municipal Income Trust	46,199	579,335
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	142,952	940,624
Nuveen AMT-Free Quality Municipal Income Fund	97,611	1,300,179
Nuveen Enhanced Municipal Value Fund	61,034	852,035
Nuveen Quality Municipal Income Fund	63,048	855,561
PGIM Global High Yield Fund, Inc.	30,889	438,624
PGIM High Yield Bond Fund, Inc.	30,602	444,647
Putnam Municipal Opportunities Trust	30,433	372,500
Voya Global Equity Dividend and Premium Opportunity Fund	143,644	959,542
Western Asset Emerging Markets Debt Fund, Inc.	76,956	1,070,458
Total Closed-End Funds
(Cost $15,848,341)		16,135,867

COMMON STOCKS – 12.42%
AGNC Investment Corp. REIT	39,771	707,526
Annaly Capital Management, Inc. REIT	91,732	925,576
Ellington Residential Mortgage REIT	28,296	334,459
New Residential Investment Corp. REIT	31,311	526,338
Two Harbors Investment Corp. REIT	30,260	419,403
Total Common Stocks
(Cost $2,898,602)		2,913,302

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2019

	Shares	Value
EXCHANGE TRADED FUNDS – 5.79%
iShares China Large-Cap ETF	3,928	$174,757
iShares Mortgage Real Estate ETF	16,174	713,920
KraneShares CSI China Internet ETF	4,889	238,339
Xtrackers Harvest CSI 300 China A-Shares ETF	7,954	230,666
Total Exchange Traded Funds
(Cost $1,354,361)		1,357,682

		Notional
	Contracts	Amount
PURCHASED OPTIONS – 0.47%
Purchased Call Options (a) – 0.47%
Eurodollar 90 Day Futures
Settlement: September 2019,
Expiration Date: September 2019,
Exercise Price: $97.75	600	$1,464,600	45,000
Eurodollar 1 Year Mid Curve Futures
Settlement: May 2019,
Expiration Date: June 2020,
Exercise Price: $97.875	450	1,102,106	22,500
Invesco QQQ Trust Series 1 (d)
Expiration: May 2019,
Exercise Price: $193.50	252	47,776	2,772
S&P 500 E-Mini 1st Week Futures
Settlement: May 2019,
Expiration Date: June 2019,
Exercise Price: $2,960.00	150	22,028,550	41,250
Total Purchased Call Options			111,522
Total Purchased Options
(Cost $114,509)			111,522

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2019

	Shares	Value
SHORT-TERM INVESTMENTS – 12.59%
Fidelity Investments Money Market Government Portfolio,
Institutional Share Class, 2.31% (b)(c)	2,954,594	$2,954,594
Total Short-Term Investments
(Cost $2,954,594)		2,954,594
Total Investments
(Cost $23,170,407) – 100.06%		23,472,967
Other Liabilities in Excess of Assets – (0.06)%		(14,767)
Total Net Assets – 100.00%		$23,458,200

ETF – Exchange Traded Fund
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of April 30, 2019.
(c)	A portion of this security has been committed as collateral for open futures contracts. The total value of assets committed as collateral as of April 30, 2019, is $142,115.
(d)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Written Options (Unaudited)
April 30, 2019

		Notional
	Contracts	Amount	Value
WRITTEN OPTIONS
Written Call Options
Eurodollar 90 Day Futures
Settlement: September 2019,
Expiration Date: September 2019,
Exercise Price: $97.875	600	$1,464,600	$22,500
Eurodollar 1 Year Mid Curve Futures
Settlement: May 2019,
Expiration Date: June 2020,
Exercise Price: $98.00	450	1,102,106	5,625
Invesco QQQ Trust Series 1 (d)
Expiration: May 2019,
Exercise Price: $195.50	252	47,776	756
S&P 500 E-Mini 1st Week Futures
Settlement: May 2019,
Expiration Date: June 2019,
Exercise Price: $2,985.00	150	22,028,550	4,125
Total Written Call Options			33,006
Total Written Options
(Premiums received $46,432)			$33,006

(d)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Open Futures Contracts (Unaudited)
April 30, 2019

		Number of			Unrealized
		Contracts	Notional		Appreciation
Expiration Date	Issue	Purchased	Amount	Value*	(Depreciation)
LONG FUTURES CONTRACTS
6/21/19	E-mini S&P 500 Health
	Care Select Sector	3	$269,130	$1,500	$10,375
6/21/19	E-mini Nasdaq 100	5	780,000	741	741
6/15/20	Eurodollar 90 Day	40	9,776,000	2,500	25,665
9/14/20	Eurodollar 90 Day	80	19,566,000	6,000	51,830
				$10,741	$88,611

		Number of
		Contracts
		Sold
SHORT FUTURES CONTRACTS
6/17/19	Euro	(1)	$(141,250)	$(469)	$(821)
6/17/19	Mexican Peso	(6)	(157,200)	(570)	(1,244)
6/17/19	South African Rand	(5)	(173,750)	(312)	(1,761)
6/14/21	Eurodollar 90 Day	(40)	(9,785,500)	(3,000)	(25,835)
9/13/21	Eurodollar 90 Day	(80)	(19,569,000)	(6,000)	(44,170)
				$(10,351)	$(73,831)

*  Net value is variation margin receivable (payable).

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement of Assets and Liabilities (Unaudited)
April 30, 2019

ASSETS:
Investments, at value (Cost $23,170,407)	$23,472,967
Deposits at brokers for derivatives	292,696
Dividends and interest receivable	47,133
Receivable for fund shares issued	30,561
Receivable for investments sold	21,742
Variation margin for futures contracts	390
Prepaid expenses and other receivables	26,663
Total assets	23,892,152

LIABILITIES:
Written option contracts, at value (Premiums received $46,432)	33,006
Payable for fund shares redeemed	210,000
Payable for investments purchased	133,563
Payable for fund administration and fund accounting fees	16,778
Payable to Adviser	10,481
Payable for transfer agent fees	9,354
Payable for trustees’ fees	2,354
Payable for compliance fees	1,951
Payable for custodian fees	1,437
Payable for distribution fees	256
Payable to broker for foreign currency (Cost $7)	7
Accrued expenses and other liabilities	14,765
Total liabilities	433,952

NET ASSETS	$23,458,200

NET ASSETS CONSISTS OF:
Paid-in capital	$23,926,026
Accumulated deficit	(467,826)
Total net assets	$23,458,200

	Institutional	Retail
	Class Shares	Class Shares
Net assets	$10,754,898	$12,703,302
Shares issued and outstanding(1)	1,061,785	1,254,512
Net asset value, redemption price, and offering price per share(2)	$10.13	$10.13

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% may be charged on shares redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement of Operations (Unaudited)
For The Six Months Ended April 30, 2019

INVESTMENT INCOME:
Dividend Income	$834,042
Interest Income	32,682
Total investment income	866,724

EXPENSES:
Investment advisory fees (See Note 3)	118,728
Administration and fund accounting fees (See Note 3)	50,350
Transfer agent fees (See Note 3)	28,152
Professional fees	18,535
Federal and state registration fees	18,356
Distribution fees – Retail Class (See Note 5)	11,724
Compliance fees (See Note 3)	5,951
Other	5,097
Trustees’ fees (See Note 3)	4,857
Custodian fees (See Note 3)	4,322
Reports to shareholders	3,691
Shareholder servicing fees – Retail Class (See Note 5)	2,844
Shareholder servicing fees – Institutional Class (See Note 5)	2,620
Total expense before reimbursement	275,227
Less: Expense reimbursement by Adviser (See Note 3)	(84,894)
Net expenses	190,333
NET INVESTMENT INCOME	676,391

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(834,187)
Written option contracts expired or closed	96,172
Futures contracts	2,698
Net realized loss	(735,317)
Net change in unrealized appreciation on:
Investments	1,428,812
Written option contracts	13,426
Futures contracts	4,685
Net change in unrealized appreciation	1,446,923
Net realized and net change in unrealized gain on investments	711,606
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,387,997

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$676,391	$661,095
Net realized gain (loss) on investments	(735,317)	60,540
Net change in unrealized appreciation/depreciation on investments,
written option contracts and futures contracts	1,446,923	(1,030,903)
Net increase (decrease) in net assets resulting from operations	1,387,997	(309,268)

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class (See Note 4)	(364,171)	(653,601)
Retail Class (See Note 4)	(327,159)	(471,824)
Total distributions to shareholders	(691,330)	(1,125,425)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	5,500,373	2,152,014

NET INCREASE IN NET ASSETS	6,197,040	717,321

NET ASSETS:
Beginning of period	17,261,160	16,543,839
End of period	$23,458,200	$17,261,160

(1)	A summary of capital share transactions is as follows:

	Six Months Ended
	April 30, 2019			Year Ended
	(Unaudited)			October 31, 2018
SHARE TRANSACTIONS:	Shares	Amount		Shares	Amount
Institutional Class:
Issued	57,131	$566,181		281,008	$2,848,923
Issued to holders in reinvestment of dividends	30,307	294,439		50,098	510,433
Redeemed	(70,753)	(702,724	)+	(199,989)	(2,081,558	)++
Net increase in Institutional Class	16,685	$157,896		131,117	$1,277,798

Retail Class:
Issued	537,894	$5,360,058		105,643	$1,089,013
Issued to holders in reinvestment of dividends	32,281	316,750		45,637	466,439
Redeemed	(33,413)	(334,331)		(67,296)	(681,236	)+++
Net increase in Retail Class	536,762	$5,342,477		83,984	$874,216
Net increase in shares outstanding	553,447	$5,500,373		215,101	$2,152,014

+	Net of redemption fees of $735.
++	Net of redemption fees of $134.
+++	Net of redemption fees of $99.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

	Six Months Ended		For the Period
	April 30, 2019	Year Ended	Inception through
	(Unaudited)	October 31, 2018	October 31, 2017(#)
Institutional Class

PER SHARE DATA(1):

Net asset value, beginning of period	$9.79	$10.69	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)(3)	0.34	0.41	0.39
Net realized and unrealized gain (loss) on investments(4)	0.35	(0.60)	0.62
Total from investment operations	0.69	(0.19)	1.01
Redemption Fees	0.00 (5)	0.00 (5)	—
Less distributions:
From net investment income	(0.32)	(0.52)	(0.32)
From net realized gains	(0.03)	(0.19)	—
Total distributions	(0.35)	(0.71)	(0.32)
Net asset value, end of period	$10.13	$9.79	$10.69

TOTAL RETURN(6)	7.20%	(1.86)%	10.20%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10,755	$10,233	$9,769
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	2.66%	2.93%	4.87%
After expense reimbursement(7)(8)	1.80%	1.82%	1.78%
Ratio of broker interest expense to average net assets(7)	—%	0.01%	—%
Ratio of operating expenses to average net assets excluding
broker interest expenses (after expense reimbursement)(7)(8)	1.80%	1.81%	1.78%
Ratio of net investment income to average net assets(7)	6.96%	3.99%	3.69%
Portfolio turnover rate(6)(9)	179%	285%	195%

(#)	Inception date of the Fund was November 1, 2016.
(1)	For an Institutional Class share outstanding throughout the periods.
(2)	Calculated based on average shares outstanding during the periods.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the periods.

(5)	Amount less than $0.005 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying investment companies as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying investment companies in which the Fund invests.

(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options and futures contracts). The denominator includes the average fair value of long positions throughout each period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

	Six Months Ended		For the Period
	April 30, 2019	Year Ended	Inception through
	(Unaudited)	October 31, 2018	October 31, 2017(#)
Retail Class

PER SHARE DATA(1):

Net asset value, beginning of period	$9.79	$10.69	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)(3)	0.33	0.38	0.36
Net realized and unrealized gain (loss) on investments(4)	0.35	(0.59)	0.64
Total from investment operations	0.68	(0.21)	1.00
Redemption Fees	—	0.00 (5)	0.00 (5)
Less distributions:
From net investment income	(0.31)	(0.50)	(0.31)
From net realized gains	(0.03)	(0.19)	—
Total distributions	(0.34)	(0.69)	(0.31)
Net asset value, end of period	$10.13	$9.79	$10.69

TOTAL RETURN(6)	7.10%	(2.18)%	10.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,703	$7,028	$6,775
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	2.92%	3.20%	5.19%
After expense reimbursement(7)(8)	2.06%	2.09%	2.09%
Ratio of broker interest expense to average net assets(7)	—%	0.01%	—%
Ratio of operating expenses to average net assets excluding
broker interest expenses (after expense reimbursement)(7)(8)	2.06%	2.08%	2.09%
Ratio of net investment income to average net assets(7)	6.70%	3.72%	3.37%
Portfolio turnover rate(6)(9)	179%	285%	195%

(#)	Inception date of the Fund was November 1, 2016.
(1)	For a Retail Class share outstanding throughout the periods.
(2)	Calculated based on average shares outstanding during the periods.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the periods.

(5)	Amount less than $0.005 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying investment companies as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying investment companies in which the Fund invests.

(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options and futures contracts). The denominator includes the average fair value of long positions throughout each period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited)
April 30, 2019

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rareview Longevity Income Generation Fund (the “Fund”) is a “diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Rareview Capital LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). Neil Azous, by virtue of his ownership of greater than 25% of the Adviser, is considered to be a control person of the Adviser. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The primary investment objective of the Fund is to generate long-term capital appreciation and income. The Fund commenced operations on November 1, 2016. The Fund is a “fund of funds,” meaning that under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in closed-end funds whose share prices trade at a discount or premium relative to the closed-end funds’ underlying asset values. The Fund may also generate income from distributions received from holdings in closed-end funds. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies.

The Fund offers two share classes, the Retail Class and the Institutional Class. Neither class of shares have any front end sales loads or deferred sales charges; however, both classes have a 2.00% redemption fee on shares held 90 days or less, and a shareholder servicing fee of up to 0.15% of daily net assets. The Retail Class shares are subject to a 12b-1 fee of up to 0.25% of average daily net assets.  The Institutional Class is not subject to a 12b-1 fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies conform with generally accepted accounting principles in  the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange-traded

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively  traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset values (“NAV”).

Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded. If the composite mean price is not available, last sale or settlement price may be used.  For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a futures contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect their fair value.

The Fund has adopted authoritative fair value accounting standards which established an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of April 30, 2019:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$16,135,867	$—	$—	$16,135,867
Common Stocks	2,913,302	—	—	2,913,302
Exchange Traded Funds	1,357,682	—	—	1,357,682
Purchased Call Options	—	111,522	—	111,522
Short-Term Investments	2,954,594	—	—	2,954,594
Futures Contracts(1)	—	14,780	—	14,780
Total	$23,361,445	$126,302	$—	$23,487,747

Liabilities
Written Call Options	$—	$33,006	$—	$33,006
	$—	$33,006	$—	$33,006

(1)	Futures contracts are valued at the net unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Open Futures Contracts.

The Fund did not have any Level 3 investments during the period. For the period ended April 30, 2019, there were no transfers into or out of Level 3.

B.  Transactions with Brokers – The Fund’s written options contracts’ and futures contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the written option proceeds by the Fund are presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or  payable reflected on  the Statement of Assets and Liabilities. Refer to  Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and Liabilities as Investments at value, and is subsequently priced daily to reflect the value of the purchased option contract. Refer to Note 2 A. for a pricing description. Refer to Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Futures Contracts – The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index and fixed income futures contracts. The Fund may enter into future contracts for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Refer to Note 2 A. for a pricing description. Refer to Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

F.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

G.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

H.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

I.  Closed-End Funds – The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

J.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 Fees are expensed at up to 0.25% of average daily net assets of Retail Class Shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

K.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

L.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written and purchased option and futures contracts sold on an exchange have minimal counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

M.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

N.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

O.  Derivatives – The Fund may utilize derivative instruments such as options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 7 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended April 30, 2019, the Fund’s monthly average quantity and notional value are described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	1,894	$17,356,590
Written Option Contracts	602	$ 6,670,760
Long Futures Contracts	53	$12,500,315
Short Futures Contracts	55	$12,383,958

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

Statement of Assets and Liabilities

Fair values of derivative instruments as of April 30, 2019:

	Statement of Assets and	Fair Value
Derivatives	Liabilities Location	Assets	Liabilities
Purchased Option Contracts:
Equity	Investments, at value	$44,022	$—
Interest Rate	Investments, at value	67,500	—
Written Option Contracts:
Equity	Investments, at value	—	4,881
Interest Rate	Investments, at value	—	28,125
Futures Contracts:
Equity	Variation margin for futures contracts	2,241	—
Foreign Exchange	Variation margin for futures contracts	—	1,351
Interest Rate	Variation margin for futures contracts	—	500
Total		$113,763	$34,857

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

	Amount of Realized Gain (Loss) on Derivatives
	Purchased	Written	Futures
Derivatives	Option Contracts*	Option Contracts	Contracts	Total
Commodity Contracts	$(19,123)	$—	$7,037	$(12,086)
Foreign Exchange Contracts	(9,335)	303	(23,471)	(32,503)
Equity Contracts	(195,257)	92,308	26,251	(76,698)
Interest Rate Contracts	(80,496)	3,561	(7,119)	(84,054)
Total	$(304,211)	$96,172	$2,698	$(205,341)

	Change in Unrealized Appreciation/Depreciation on Derivatives
	Purchased	Written	Futures
Derivatives	Option Contracts**	Option Contracts	Contracts	Total
Commodity Contracts	$16,962	$—	$—	$16,962
Foreign Exchange Contracts	—	—	(13,921)	(13,921)
Equity Contracts	39,898	9,559	11,115	60,572
Interest Rate Contracts	20,371	3,867	7,491	31,729
Total	$77,231	$13,426	$4,685	$95,342

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation/depreciation on investments.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.20% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Retail Class (See Note 5), shareholder servicing fees (See Note 5), any acquired fund fees and expenses, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, expenses incurred in connection with a merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.75% of the Fund’s average daily net assets. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board and the Adviser. Waived fees and reimbursed expenses subject to potential recovery within the year of expiration are as follows:

Expiration	Amount
10/31/20	$227,968
10/31/21	$188,897
04/30/22	$ 84,894

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s  expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the chief compliance officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended April 30, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian. This same Trustee is an interested person of the Distributor.

The beneficial ownership, either directly or indirectly, of more than 25% of a fund’s voting securities creates a presumption of control. At April 30, 2019, 88.33% of the shares outstanding of the Retail Class were owned by two omnibus accounts. At April 30, 2019, 34.42% of the shares outstanding of the Institutional Class was owned by one omnibus account. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended October 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended October 31, 2018, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Investments
Tax cost of investments	$18,072,175 *
Gross unrealized appreciation	$19,049
Gross unrealized depreciation	(1,194,927)
Net unrealized depreciation	(1,175,878)
Undistributed ordinary income	603
Undistributed long-term capital gains	49,640
Other accumulated losses	(38,858)
Total accumulated deficit	$(1,164,493)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and derivatives.

As of October 31, 2018, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. For the taxable year ended October 31, 2018, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, quarterly. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the quarter from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. The permanent differences were due to closed-end fund adjustments. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2018, the following table shows the reclassifications made:

Accumulated Deficit	Paid-in Capital
$89,632	$(89,632)

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

The tax character of distributions paid during the period ended April 30, 2019 and the year ended October 31, 2018, were as follows:

	Ordinary	Long-Term
	Income*	Capital Gain	Total
2018	$1,096,050	$29,375	$1,125,425
2019	641,688	49,642	691,330

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Retail Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended April 30, 2019, the Retail Class incurred expenses of $11,724 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets in the Retail Class and Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended April 30, 2019, the Retail Class and Institutional Class incurred expenses of $2,844 and $2,620 pursuant to the Agreement, respectively.

Distribution and shareholder servicing fees are not subject to the Operating Expenses Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 1.75%.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short-term options and futures, by the Fund for the period ended April 30, 2019, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	$36,410,726	$30,487,512

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2019

7.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers is the prime broker for exchange traded derivatives. Refer to Note 2 O. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged	Amount
Assets:
Description
Futures Contracts*	$10,741	$10,351	$390	$—	$—	$390
	$10,741	$10,351	$390	$—	$—	$390

Liabilities:
Description
Written Option Contracts	$33,006	$—	$33,006	$33,006	$—	$—
Futures Contracts*	10,351	10,351	—	—	—	—
	$43,357	$10,351	$33,006	$33,006	$—	$—

*
Reflects the net variation margin of futures contracts as reported in the Fund’s Schedule of Open Futures Contracts.  Only the current day variation margin for futures contracts is separately reported within the Fund’s Statement of Assets and Liabilities.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

As of June 21, 2019, Rachel Spearo no longer serves as Secretary of the Trust.  As of June 24, 2019, Adam W. Smith has replaced Ms. Spearo as Secretary of the Trust.

As of June 24, 2019, Cullen Small was appointed as Vice President of the Trust.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited)
April 30, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-783-8637.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-783-8637. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-783-8637, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 16.88%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2018 was 12.90%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 20.84%.

Rareview Longevity Income Generation Fund

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Rareview Capital LLC
1266 East Main Street, Suite 700R
Stamford, CT 06902

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-783-8637.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Series Portfolios Trust

By (Signature and Title)*                    /s/ John Hedrick
John Hedrick, President

Date    7/3/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ John Hedrick
John Hedrick, President

Date     7/3/2019

By (Signature and Title)*                    /s/ Cullen Small
Cullen Small, Treasurer

Date     7/3/2019

* Print the name and title of each signing officer under his or her signature.